SUN CAPITAL ADVISERS TRUST

Supplement dated October 4, 2010

To the Statement of Additional Information dated May 1, 2010

Effective immediately, the following sections of Sun Capital Advisers Trust’s (the “Trust”) Statement of Additional Information, dated May 1, 2010 are hereby revised as indicated:

1)  On page 43, under the heading “Terms of the Subadvisory Agreements” and within the table thereunder, the row pertaining to the SC BlackRock Inflation Protected Bond Fund (the “Fund”) shall be replaced in its entirety with the following to reflect a reduction, as of September 1, 2010, of 0.02% in the Fund’s subadvisory fee rate for daily net assets over $100 million to $300 million:

Fund	Daily Net Assets	Fee
SC BlackRock Inflation Protected Bond Fund	$0 to $100 million Over $100 million to $500 million Over $500 million	0.15% 0.08% 0.05%

2)  Beginning on page 39, the third table under the heading “The Expense Limitations on the Investment Advisory Agreements and the Investment Advisory and Management Agreements.” shall be replaced in its entirety by the following:

     For the periods ended December 31, 2009, 2008, and 2007, the advisory fees due to the adviser that were waived by the adviser are shown in the following table

Fund	Fiscal Year Ended December 31,
	2009	2008	2007
SC Ibbotson Balanced Fund*	$ 175,989	$ 3,726	N/A
SC Ibbotson Growth Fund*	$ 165,615	$ 3,891	N/A
SC Ibbotson Moderate Fund*	$ 156,925	$ 3,691	N/A
SC AllianceBernstein International Value Fund*	$ 213,530	$ 10,404	N/A
SC Columbia Small Cap Value Fund*	$ 115,129	$ 7,945	N/A
SC Davis Venture Value Fund	$ 69,717	$ 188,039	$ 147,751
SC Invesco Small Cap Growth Fund*	$ 144,796	$ 6,942	N/A
SC Oppenheimer Large Cap Core Fund	$ 101,347	$ 79,514	$ 94,694
SC Oppenheimer Main Street Small Cap Fund	$ 333,805	$ 522,271	$ 462,105
SC WMC Blue Chip Mid Cap Fund	$ 91,879	$ 174,001	$ 129,819
SC WMC Large Cap Growth Fund	$ 231,496	$ 248,119	$ 226,129
Sun Capital Investment Grade Bond Fund	$ 114,948	$ 191,983	$ 152,973
Sun Capital Money Market Fund	$ 1,105,945	$ 482,700	$ 329,779
Sun Capital Global Real Estate Fund	$ 140,783	$ 293,003	$ 211,790

* The fund commenced operations on October 1, 2008.

3) Beginning on page 30, under the heading “Trustees and Officers.” the table thereunder shall be revised as indicated:

a.    Whereas Lena Metelitsa was elected to succeed James F. Alban as Chief Financial Officer and Treasurer of the Trust, the row pertaining to Mr. Alban should be deleted and the row pertaining to Ms. Metelitsa shall be replaced in its entirety by the following:

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Officers
Lena Metelitsa 2 One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1967 Chief Financial Officer and Treasurer	Since May, 2010; Serves at the discretion of the Trustees.
Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2010.  Senior Director, Sun Capital Advisers LLC 2008-2010. Associated with Sun Life Financial since 2005. Director in Alternative Investments Administration Group at Investors Bank and Trust Company, 2003-2005.
			N/A	N/A

b.    Whereas Andrew S. Harris was elected to succeed Maura A. Murphy as Chief Compliance Officer of the Trust, the information below relating to Mr. Harris shall be added to the table and the row pertaining to Ms. Murphy shall be replaced in its entirety with the following:

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Officers
Maura A. Murphy, Esq. 2 One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1960 Chief Legal Officer and Secretary	Since October, 1998; Serves at the discretion of the Trustees.
Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.
			N/A	N/A

Andrew S. Harris2 One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1974 Chief Compliance Officer	Since August 2010; Serves at the discretion of the Trustees.
Managing Director and Chief Compliance Officer, Sun Capital Advisers LLC since 2010.  Fund Compliance Officer, SEI Investments 2008-2010.  Director of Corporate Compliance, Nationwide Funds Group 2004-2008.
			N/A	N/A

c. Whereas Catherine Topouzoglou was elected as an Assistant Secretary of the Trust, the following information shall be added to the table:

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Officers
Catherine Topouzoglou2 One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1968 Assistant Secretary	Since May, 2010; Serves at the discretion of the Trustees	Senior Legal Consultant, Sun Capital Advisers LLC since 2010. Vice President and Compliance Manager at Natixis Global Asset Management, U.S., 2002-2005.	N/A	N/A

2 An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with the adviser or its affiliates.

4) On page 14, in the paragraph entitled “Restricted and illiquid securities.” the second sentence shall be replaced in its entirety by the following:

However, a fund will not invest more than 15% of its net assets (5% for Money Market Fund) in illiquid investments.